UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

January 30, 2008
Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328

(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 31, 2008, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Record Sales and More Than a 100% Increase in Earnings for 2007." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.01     Regulation FD Disclosure.

On January 30,2008, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Investor Day Webcast." A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being furnished herewith:

Exhibit 99.1	Press Release, dated January 31, 2008, captioned “Callaway Golf Announces Record Sales and More Than a 100% Increase in Earnings for 2007.”

Exhibit 99.2	Press Release, dated January 30, 2008, captioned “Callaway Golf Announces Investor Day Webcast.”

* The information furnished under Item 2.02, Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date:	January 31, 2008	By:	/s/ Bradley J. Holiday
		Name:	Bradley J. Holiday
		Title:	Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated January 31, 2008, captioned “Callaway Golf Announces Record Sales and More Than a 100% Increase in Earnings for 2007.”

99.2	Press Release, dated January 30, 2008, captioned “Callaway Golf Announces Investor Day Webcast.”